                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       /X/      Preliminary Proxy Statement

       / /      Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)(2))

       / /      Definitive Proxy Statement

       / /      Definitive Additional Materials

       / /      Soliciting Material Under Rule 14a-12

                             COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                      CRESCENDO PARTNERS II, L.P., SERIES R
                          CRESCENDO INVESTMENTS II, LLC
                                 ERIC ROSENFELD
                         F. ANNETTE SCOTT FLORIDA TRUST
                         RICHARD L. SCOTT FLORIDA TRUST
                     SCOTT FAMILY FLORIDA PARTNERSHIP TRUST
                                RICHARD L. SCOTT
                                STEPHEN T. BRAUN
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE
--------------------------------------------------------------------------------
   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     / /    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

                                       2

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                               DATED JULY 22, 2005

                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE

                                  July __, 2005

Fellow Shareholders:

            The attached  proxy  statement and the enclosed GREEN proxy card are being furnished to you, the shareholders of Computer  Horizons Corp.  ("Computer
Horizons"),  in  connection  with the  solicitation  of proxies by The  Computer
Horizons Full Value  Committee for use at the special meeting of shareholders of
Computer  Horizons,  and at  any  adjournments  or  postponements  thereof  (the
"Special Meeting"),  relating to the proposed merger involving Computer Horizons and Analysts International  Corporation  ("Analysts").  Pursuant to the attached proxy  statement,  we are soliciting  proxies from holders of shares of Computer
Horizons common stock to vote AGAINST  Computer  Horizons'  proposed merger with
Analysts,  and  specifically  to vote  against the  proposal to issue  shares of
Computer  Horizons  common stock and other related  proposals in connection with the proposed merger.

            The Special Meeting will be held on Friday, August 12, 2005 at 11:00
a.m.,  Eastern Time, at the Hanover  Marriott  located at 1401 State Highway No.
10, Whippany, New Jersey.

            We urge you to carefully  consider the information  contained in the attached  proxy  statement  and then support our efforts by signing,  dating and returning the enclosed GREEN proxy card today.  The attached proxy statement and the enclosed GREEN proxy card are first being  furnished to the  shareholders on or about _______, 2005.

            If you have already voted for management's proposals relating to the merger,  you have  every  right to  change  your  vote by  signing,  dating  and returning a later dated proxy card.

            If you have any questions or require any assistance  with your vote, please contact MacKenzie Partners, Inc., which is assisting us, at their address and toll-free numbers listed on the following page.

                                     Thank you for your support,

                                     Eric Rosenfeld
                                     The Computer Horizons Full Value Committee

--------------------------------------------------------------------------------

 IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GREEN PROXY CARD,
   OR NEED ADDITIONAL COPIES OF THE COMMITTEE'S PROXY MATERIALS, PLEASE CALL
             MACKENZIE PARTNERS AT THE PHONE NUMBERS LISTED BELOW.

                            MACKENZIE PARTNERS, INC.

                               105 Madison Avenue
                               New York, NY 10016
                           proxy@mackenziepartners.com
                          (212) 929-5500 (Call Collect)
                                       or
                            TOLL-FREE (800) 322-2885

--------------------------------------------------------------------------------

                                      -2-

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                             COMPUTER HORIZONS CORP.
                            -------------------------

                                 PROXY STATEMENT
                                       OF
                   THE COMPUTER HORIZONS FULL VALUE COMMITTEE

                            -------------------------

         PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

            The members of The  Computer  Horizons  Full Value  Committee  ("the
Committee" or "we") are significant  shareholders of Computer  Horizons Corp., a
New York corporation  ("Computer  Horizons" or the "Company").  The Committee is
writing to you in connection with the proposed  merger (the "Merger")  involving
Computer Horizons and Analysts International Corporation ("Analysts"). The Board
of Directors of Computer Horizons (the "Computer  Horizons Board") has scheduled a special  meeting of  shareholders  for the purpose of approving the Merger and other  related  proposals  (the  "Special  Meeting").  The  Special  Meeting  is
scheduled to be held on Friday,  August 12, 2005 at 11:00 a.m., Eastern Time, at
the Hanover Marriott located at 1401 State Highway No. 10, Whippany, New Jersey.
The  Committee  does not  believe  the  Merger is in the best  interests  of the shareholders and should not be approved and is therefore soliciting proxies from the shareholders of Computer Horizons AGAINST the following Merger proposals:

            1. The  Company's  proposal  to approve  the  issuance  of shares of
Computer Horizons common stock in connection with the merger of Analysts with JV
Merger Corp., a Minnesota corporation and a wholly-owned  subsidiary of Computer
Horizons,  pursuant to an  Agreement  and Plan of Merger,  dated as of April 12,
2005, by and among Computer Horizons, JV Merger Corp. and Analysts.

            2. The  Company's  proposal  to  approve  any  motion to  adjourn or postpone the Special Meeting to another time and place, if necessary,  to permit the  further  solicitation  of  proxies  to  establish  a  quorum  or to  obtain additional votes in favor of Proposal 1.

            3. The Company's  proposal to approve the amendment and  restatement
of  the   certificate  of   incorporation   of  Computer   Horizons,   effective
contemporaneously with the consummation of the Merger, to change the name of the corporation from Computer Horizons Corp. to "International Horizons Group, Inc."

            The Committee is composed of Crescendo  Partners II, L.P.,  Series R
("Crescendo Partners"), Crescendo Investments II, LLC ("Crescendo Investments"),
Eric Rosenfeld,  F. Annette Scott Florida Trust ("FAS Trust"),  Richard L. Scott
Florida Trust ("RLS  Trust"),  Scott Family Florida  Partnership  Trust ("Family
Trust"),  Richard L. Scott and Stephen T. Braun.  Each of these  individuals and entities are members of a group (the  "Group")  formed in  connection  with this proxy solicitation and are deemed participants in this proxy  solicitation.  See

"Other  Participant  Information." This Proxy Statement and the GREEN proxy card are  first  being  furnished  to  Computer  Horizons'  shareholders  on or about
_______, 2005.

            Computer   Horizons   has  set  the  record  date  for   determining
shareholders  entitled to notice of and to vote at the  Special  Meeting as June
24,  2005 (the  "Record  Date").  The  principal  executive  offices of Computer
Horizons are located at 49 Old Bloomfield  Avenue,  Mountain  Lakes,  New Jersey
07046-1495.  Shareholders  of record at the close of business on the Record Date will be entitled to vote at the Special  Meeting.  As of the Record Date,  there were 31,261,885 Shares  outstanding and entitled to vote at the Special Meeting, which is the total  number of shares of common  stock,  $.10 par value per share
(the  "Shares"),  reported to be  outstanding  by the  Company,  less  1,896,220 treasury shares which we believe have been  improperly  deemed to be outstanding by the  Company  in its public  filings.  The  Committee,  along with all of the participants in this solicitation,  are the beneficial owners of an aggregate of
3,226,600   Shares,   which  represents   approximately   10.3%  of  the  Shares
outstanding.  The participants in this  solicitation  intend to vote such Shares
AGAINST the Company's Merger proposals.

THIS  SOLICITATION IS BEING MADE BY THE COMMITTEE AND NOT ON BEHALF OF THE BOARD
OF DIRECTORS OR MANAGEMENT OF COMPUTER  HORIZONS.  THE COMMITTEE IS NOT AWARE OF
ANY OTHER  MATTERS  TO BE BROUGHT  BEFORE  THE  SPECIAL  MEETING.  SHOULD  OTHER
MATTERS,  WHICH THE  COMMITTEE  IS NOT AWARE OF A  REASONABLE  TIME  BEFORE THIS
SOLICITATION,  BE BROUGHT  BEFORE THE  SPECIAL  MEETING,  THE  PERSONS  NAMED AS
PROXIES IN THE  ENCLOSED  GREEN  PROXY  CARD WILL VOTE ON SUCH  MATTERS IN THEIR
DISCRETION.

THE  COMMITTEE  URGES YOU TO SIGN,  DATE AND RETURN THE GREEN PROXY CARD AGAINST
THE COMPANY'S MERGER PROPOSALS.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPUTER HORIZONS  MANAGEMENT
TO THE COMPUTER  HORIZONS BOARD,  YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE
COMPANY'S MERGER  PROPOSALS BY SIGNING,  DATING AND RETURNING THE ENCLOSED GREEN
PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE
REVOKED AT ANY TIME PRIOR TO THE SPECIAL  MEETING BY DELIVERING A WRITTEN NOTICE
OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL  MEETING TO THE  COMMITTEE,
C/O MACKENZIE PARTNERS, INC. WHICH IS ASSISTING IN THIS SOLICITATION,  OR TO THE
SECRETARY OF COMPUTER HORIZONS, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                      -2-

                                    IMPORTANT

            YOUR VOTE IS  IMPORTANT,  NO MATTER  HOW MANY OR HOW FEW  SHARES YOU
OWN. THE COMMITTEE URGES YOU TO SIGN,  DATE, AND RETURN THE ENCLOSED GREEN PROXY
CARD TODAY TO VOTE AGAINST THE COMPANY'S MERGER PROPOSALS.

            The  Committee  does  not  believe  that the  Merger  is in the best interest of the  Company's  shareholders.  A vote AGAINST the  Company's  Merger proposals  will  enable  you - as the  owners of  Computer  Horizons - to send a message to the Computer  Horizons Board that you are committed to maximizing the value of your Shares.

o           If your Shares are registered in your own name, please sign and date the enclosed  GREEN proxy card and return it to the  Committee,  c/o
            MacKenzie Partners, Inc., in the enclosed envelope today.

o           If any of your  Shares  are  held in the name of a  brokerage  firm, bank, bank nominee or other  institution on the Record Date, only it can  vote  such  Shares  and  only  upon  receipt  of your  specific instructions. Accordingly, please contact the person responsible for your account and instruct  that person to execute on your behalf the
            GREEN  proxy  card.   The  Committee   urges  you  to  confirm  your
            instructions  in writing to the person  responsible for your account and to provide a copy of such  instructions  to the  Committee,  c/o
            MacKenzie Partners, Inc., who is assisting in this solicitation,  at the address and telephone  numbers set forth below,  and on the back cover  of this  Proxy  Statement,  so that  we may be  aware  of all instructions  and can attempt to ensure that such  instructions  are followed.

                 If you have any questions regarding your proxy,
             or need assistance in voting your Shares, please call:

                            MACKENZIE PARTNERS, INC.

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           proxy@mackenziepartners.com

                                       or
                          CALL TOLL FREE (800) 322-2885

                                      -3-

                                 PROPOSAL NO. 1

            APPROVAL OF PROPOSAL TO ISSUE SHARES OF COMPUTER HORIZONS

            You are being  asked by  Computer  Horizons to approve a proposal to issue Shares to shareholders of Analysts in connection with the proposed Merger.
The Merger cannot be consummated without shareholder  approval of such issuance.
For the reasons  discussed below, we oppose the proposed Merger. To that end, we are soliciting your proxy to vote AGAINST Proposal No. 1.

                   REASONS TO VOTE AGAINST THE PROPOSED MERGER

            The following is a summary of what we believe to be the consequences of the proposed Merger. They are the primary reasons why we believe shareholders should  vote  AGAINST  the  issuance  of  Shares  to  Analysts  shareholders  in connection with the proposed Merger.

            WE URGE YOU TO DEMONSTRATE  YOUR  OPPOSITION TO THE PROPOSED  MERGER
AND SEND A MESSAGE TO THE COMPUTER  HORIZONS  BOARD THAT THE PROPOSED  MERGER IS
NOT IN THE BEST INTEREST OF THE  SHAREHOLDERS  BY SIGNING,  DATING AND RETURNING
THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE.

--------------------------------------------------------------------------------
WE  BELIEVE  COMPUTER  HORIZONS  IS PAYING  TOO MUCH FOR  ANALYSTS.  We  believe
Computer Horizons' equity is currently undervalued in the market compared to our view of its intrinsic  value.  Therefore,  under the exchange ratio for Analysts common stock provided for in the Merger,  we believe  Computer  Horizons will be paying too much for Analysts.  WE BELIEVE  ANALYSTS  SHAREHOLDERS  ARE GETTING A
GREAT DEAL AT THE EXPENSE OF COMPUTER HORIZONS SHAREHOLDERS.

WE BELIEVE THE PROPOSED  MERGER WILL DILUTE  COMPUTER  HORIZONS' MOST PROFITABLE
AND PROMISING BUSINESS SEGMENTS. We believe that the Chimes and Federal business segments are the Company's most attractive assets.  Since existing  shareholders of Computer  Horizons will own  approximately 50% of the surviving company after the Merger and  Analysts'  business is  principally  comprised of staffing,  THE
MERGER  WILL HAVE THE  EFFECT OF  CUTTING  IN HALF THE  SHAREHOLDERS'  OWNERSHIP
INTEREST IN THE CHIMES AND FEDERAL BUSINESS SEGMENTS.

THE PROPOSED MERGER REPRESENTS A SIGNIFICANT  CHANGE IN STRATEGY BY THE COMPUTER
HORIZONS BOARD WHICH WE DO NOT BELIEVE HAS BEEN  JUSTIFIED TO THE  SHAREHOLDERS.
Prior to the Merger  discussions with Analysts,  management of Computer Horizons repeatedly  discussed during conference calls the Company's  three-year strategy of entering into the higher margin solutions business and growing the Chimes and
Federal  business  segments.  The proposed  Merger  represents a significant and sudden  change in this  strategic  plan.  THE PROPOSED  MERGER  DEPARTS FROM THE
COMPANY'S  PREVIOUSLY  ANNOUNCED  STRATEGY OF FOCUSING ON THE HIGH-END SOLUTIONS
BUSINESS,  SINCE A MAJORITY OF  ANALYSTS'  BUSINESS IS COMPRISED OF LOWER MARGIN
STAFFING.  WE DO NOT  BELIEVE  THIS  CHANGE IS IN THE BEST  INTEREST OF COMPUTER
HORIZONS SHAREHOLDERS.

WE BELIEVE THE COMBINED,  DIRECT TRANSACTION COSTS OF UP TO APPROXIMATELY  $13.6
MILLION  ANTICIPATED TO BE INCURRED TO EFFECT THE PROPOSED MERGER ARE EXCESSIVE.
We  believe  up  to  $13.6  million  in  transaction   costs  Computer  Horizons
anticipates  will be incurred to effect the proposed  Merger should be viewed as part of the  purchase  price in any  analysis of the Merger.  It is important to note that while more than half of these costs are  expected to consist of change of control  fees from the Analysts  side,  they will be  shouldered  by Computer
Horizons  shareholders.  We believe the consummation of the proposed Merger will have the effect of significantly reducing Computer Horizons' cash balance.

WE BELIEVE THERE ARE  POTENTIALLY  MORE FAVORABLE  STRATEGIC  OPPORTUNITIES  FOR
COMPUTER  HORIZONS THAN THE PROPOSED MERGER. We do not believe Computer Horizons seriously  considered  other  potential  alternative  merger  partners  or other opportunities to maximize shareholder value. We believe the Merger is not in the best interest of the Company's  shareholders and that an investment banking firm should be hired by the  Company to explore  strategic  alternatives.  WE BELIEVE
THAT THE HIRING OF AN  INVESTMENT  BANKING FIRM WITH A MANDATE TO FULLY  EXPLORE
ALL STRATEGIC  ALTERNATIVES TO MAXIMIZE  SHAREHOLDER  VALUE COULD RESULT IN MORE
FAVORABLE OPPORTUNITIES TO ENHANCE SHAREHOLDER VALUE.
--------------------------------------------------------------------------------

                                      -4-

            We believe that Computer  Horizons has significant  intrinsic value.
According to the Company's Form 10-Q for the first quarter of fiscal 2005, as of
March 31, 2005,  the Company had $31.373  million  ($1.00 per Share) in cash and cash  equivalents,  $68.985  million  ($2.21 per Share) in working  capital  and
$95.536 million ($3.06 per Share) in tangible book value (per Share calculations are based on the number of Shares reported  outstanding  less treasury Shares as of March 31,  2005).  Having  achieved  critical  mass,  the Chimes  business is expected to become a principal growth engine for the Company and a strong bottom line  contributor.  Furthermore,  the Federal  segment  continues to derive high margins.  If the  Computer  Horizons  Board  wanted  to  maximize  value for all
Computer  Horizons  shareholders,  we  believe  the  Company  should  have fully
explored  all   strategic   alternatives   on  terms  most   favorable  for  the
shareholders.  We believe these  alternatives could generate a better result for shareholders  than the proposed Merger.  We disagree with the Computer  Horizons
Board that the  combination  of Computer  Horizons  and  Analysts  will  produce greater  shareholder  value for the shareholders of Computer Horizons than could be achieved absent the Merger.

          WE BELIEVE COMPUTER HORIZONS IS PAYING TOO MUCH FOR ANALYSTS

            Under the terms of the proposed Merger,  Computer  Horizons will use newly  issued  Shares as  currency to finance  the  Merger.  Specifically,  each
Analysts  shareholder  will receive 1.15 Shares in the Merger,  resulting in the total  issuance of up to  31,905,227  Shares to the  Analysts  shareholders.  We believe the Shares are currently  undervalued and therefore Computer Horizons is overpaying for Analysts.  According to the Joint Proxy Statement / Prospectus on
Form S-4 of Computer  Horizons and Analysts filed on July 11, 2005 in connection with the  proposed  Merger  (the "Form  S-4"),  Citigroup  Global  Markets  Inc.
("Citigroup"),  the  Company's  financial  advisor,  determined  a range for the implied per share value of Computer  Horizons common stock of $4.66 to $6.52. As of the close of business on July 21,  2005,  the Share price closed at $3.37 per
Share.  Accordingly,  if the Merger was  consummated  as of July 21,  2005,  the acquisition  cost  to  Computer  Horizons  would  be  the  product  obtained  by
multiplying  the  number  of  Shares  being  issued  to  Analysts   shareholders
(31,905,227)  and  the  market  price  of the  Shares  ($3.37),  or a  total  of approximately $108 million. However, assuming on the date of consummation of the
Merger,  the Share price closed at $4.66 per Share,  the low end of  Citigroup's range of implied per share  value,  the  acquisition  cost to Computer  Horizons would be approximately  $149 million.  WHY IS COMPUTER  HORIZONS GIVING AWAY ITS
SHARES AT THIS DISCOUNTED VALUE?

            Statements  made by William Murphy,  Chief Executive  Officer of the
Company,  in July 2003 seem to agree  with us.  The  Company's  Chief  Executive
Officer made statements that are inconsistent with the Computer Horizons Board's current attempt to justify the proposed Merger. During a conference call held on
July 9, 2003 for the purpose of  discussing  the Company's  acquisition  of RGII
Technologies, Mr. Murphy stated:

            " . . . the Board of  Directors  of this  company has said that $5 a share  is an  inadequate  offer  for  this  company  and we  believe absolutely  today that is more of an  inadequate  offer,  because of what  we have  just  done to  return  this  company  to  growth  and profitability through this acquisition . . ."

                                      -5-

Under the proposed  Merger,  Computer  Horizons will receive in exchange for its
Shares, shares of common stock of Analysts which, as of the close of business on
July 21,  2005,  had a market  value of only  $3.77  per  share.  In view of the current market price of Analysts  shares,  why does the Computer  Horizons Board and William Murphy now believe that the proposed  Merger  represents an adequate offer?

         WE BELIEVE THE PROPOSED MERGER WILL DILUTE COMPUTER HORIZONS'
                MOST PROFITABLE AND PROMISING BUSINESS SEGMENTS.

            We believe that  Computer  Horizons  shareholders'  ownership of the
Company's most attractive and promising assets,  the Chimes and Federal business segments, will be significantly diluted as a result of the proposed Merger.

CHIMES SEGMENT

            Chimes,  a wholly-owned  subsidiary of Computer  Horizons,  uses its proprietary  technology  to enable its Global  2000  customer  base to align and
integrate   business   planning  with  human  resource   management   across  an
enterprise's business functions. We believe that Chimes is attractive because it is one of the  leaders in the  burgeoning  Vendor  Management  Services  ("VMS")
industry.  According to public statements made by Computer  Horizons  management during an  earnings  conference  call held on  February  17,  2005,  the  Chimes business is expected to  experience  substantial  growth for 2005 in the area of
20% to 25% and management believes Chimes may have up to 25% of the market share of the VMS  industry  which is in the early  stages of  development.  We believe
Chimes  has  significant   growth   potential  in  the  upcoming  years  and  is
particularly  attractive  because of the operational  leverage that the business enjoys due to its high fixed and low variable cost structure.

FEDERAL SEGMENT

            The Federal business segment is comprised of the businesses formerly known as RGII,  a Federal  IT  services  company,  and AIM,  a  provider  of IT, engineering and logistics  support  solutions to the Federal  government.  These businesses, which were purchased by Computer Horizons during the past two years, have allowed the Company to focus on higher margin Federal work and have allowed the Company to gain a toehold in the lucrative Federal marketplace. According to
Computer  Horizons' Form 10-K for fiscal 2004, the Federal segment accounted for approximately  18% of revenues and  approximately 40% of income before corporate allocation  and income  taxes,  excluding  interest  income,  interest  expense, gain/(loss) on the sale of assets/investments,  restructuring  charges,  special
charges/(credits),   the   write-off  of  assets  and  a   terminated   project,
amortization of intangibles and goodwill impairment during fiscal 2004.

            Since   existing   shareholders   of  Computer   Horizons  will  own
approximately  50% of the  surviving  company  after the  Merger  and  Analysts'
business is primarily comprised of staffing,  the Merger will have the effect of cutting in half the shareholders'  ownership  interest in the Chimes and Federal business segments.

                                      -6-

       THE PROPOSED MERGER REPRESENTS A SIGNIFICANT CHANGE IN STRATEGY BY
           THE COMPUTER HORIZONS BOARD WHICH WE DO NOT BELIEVE HAS BEEN
                          JUSTIFIED TO THE SHAREHOLDERS

            We believe the proposed  Merger  represents a major  deviation  from
Computer  Horizons'  previously  disclosed  and stated  strategy to focus on the higher-end,  more profitable solutions business,  and, in our opinion, will have an adverse  effect on the business  and  financial  performance  of the Company.
Prior  to  the  Merger  discussions  between  Computer  Horizons  and  Analysts, management of Computer Horizons repeatedly discussed during conference calls the
Company's  three-year  strategy of transitioning from the staffing business into the higher  margin  solutions  business  and  growing the Chimes  business.  For example,  during a conference call held by Computer  Horizons on October 8, 2004 to announce the discovery of an accounting error, management stated:

            "The strategic objectives of our three-year plan remained unchanged.
            And  just  to  summarize,   they  include   transitioning  from  the
            lower-margin  staffing to higher margin solution business;  focusing on high-growth  markets,  particularly  in the federal and financial services areas; and continuing to expand our footprint in Chimes and its leadership position in the human capital marketplace."

            During a conference call held two months earlier on July 29, 2004 to discuss earnings for the second quarter of 2004, management also noted:

            "Our  three-year  plan calls for an improvement in our  consolidated gross margin with the primary  driver  being a  continuous  shift in revenue mix to higher-margin business."

            Additionally,  during a conference call held earlier on February 18,
2004 to discuss earnings for the fourth quarter of 2003,  management  explicitly discussed  its  plans to  transition  from a  staffing  company  to a  solutions company:

            "Another key  component  of a plan is we want to grow Chimes  faster than  the rest of the  Company  and we still  want to  maintain  our market leadership position. And actually, the last component which I touched on the previous  question was we want to move to the revenue mix of about 60 percent  solutions  business and 40 percent staffing services."

            "We have discussed our  realignment  strategy with you over the last several  quarters and kept you  apprised of our plans and  progress, mainly to have our higher-end,  more profitable  solutions  business become the predominant driver of our total revenue stream."

            The proposed  Merger  appears to represent a  significant  change in this strategic  plan. As discussed in the Form S-4, the proposed  merger departs from the initial  strategy of focusing on the high-end  solutions  business as a majority of Analysts business focuses on low-margin,  undifferentiated  staffing work.  According to Computer Horizons' conference call held on April 13, 2005 to discuss the merger  transaction,  staffing  will account for 60% of the combined

                                      -7-

business and solutions  (including  Chimes) will account for 40% of the business of the combined  company.  Computer  Horizons' stated strategy  contemplated the exact inverse of this revenue mix ratio.  This particular  change in strategy is especially  troubling in view of the risk factor in the Form S-4 warning against declining  revenues in the staffing  industry due to the trend in using low cost offshore  outsourcing  centers.  Additionally,  it is apparent that the proposed
Merger will result in the dilution of the Chimes  business  which is directly at odds with Computer  Horizons' initial strategy of growing Chimes faster than the rest of the company.

            We believe that this change in strategy is not in the best  interest of the Company's  shareholders.  We believe  Computer  Horizons should not stray from its  disclosed  strategy of focusing on the Chimes and  solutions  business rather than the staffing business.  The staffing industry,  in our opinion, is a low-margin,  commodity-like  industry with few  differentiating  factors besides price. The  profitability of the staffing  business is declining due to industry trends  including the advent of VMS,  which serve to lower the gross margins for vendors,  and the current trend of using  offshore  outsourcing  centers,  which serves to lower overall revenues.

           WE BELIEVE THE COMBINED, DIRECT TRANSACTION COSTS OF UP TO
           APPROXIMATELY $13.6 MILLION ANTICIPATED TO BE INCURRED TO
                   EFFECT THE PROPOSED MERGER ARE EXCESSIVE.

            As described in the Form S-4, up to  approximately  $13.6 million in transaction  costs is anticipated to be incurred to effect the proposed  Merger.
The costs are comprised of: (a) Computer  Horizons' direct  transaction costs of
$3.6 million,  (b) Computer Horizons'  contribution to a retention bonus fund of
$0.5 million,  (c) Analysts' direct  transaction costs of $9.024 million,  which includes up to approximately $7.8 million in change of control payments, and (d)
Analysts'  contribution  to a retention  bonus fund of $0.5 million.  We believe these costs are excessive for a transaction of this size and should be viewed as part of the purchase  price for  Analysts.  AGAIN,  WE REITERATE OUR BELIEF THAT
COMPUTER HORIZONS IS PAYING TOO MUCH FOR ANALYSTS.

           WE BELIEVE THERE ARE POTENTIALLY MORE FAVORABLE STRATEGIC
          OPPORTUNITIES FOR COMPUTER HORIZONS THAN THE PROPOSED MERGER
                                  WITH ANALYSTS

            We do not  believe  Computer  Horizons  seriously  considered  other potential  alternative  merger  partners.  According  to the Form S-4,  Computer
Horizons  had been  meeting with  representatives  from  Analysts for two months prior  to the  engagement  of  Citibank.  According  to the  Form  S-4,  between mid-February  and March 1, 2005, a  representative  of Computer  Horizons tasked
Citigroup  with  evaluating  the  technology  services  industry  and  potential combination  candidates for Computer  Horizons.  However,  the Form S-4 does not disclose  the  results of this  evaluation  nor does it appear  that the Company spent sufficient time in pursuing this alternative. Instead, on March 1, 2005, a representative of Computer Horizons met with Citigroup to specifically discuss a potential  combination with Analysts.  Then, on March 6, 2005, a special meeting of the  Computer  Horizons  Board  was  convened  at the  offices  of  Citigroup specifically  for the  purpose  of  discussing  the  potential  combination  and
Citigroup  presented to the Computer  Horizons  Board a preliminary  analysis of structural and valuation  considerations relevant in connection with a potential combination of Computer Horizons and Analysts. Although the Form S-4 then states that  representatives  of Citigroup  and the Board further  discussed  potential alternative merger partners for Computer Horizons,  there is no disclosure about alternative  merger partners which were considered,  if any, whether any of them were contacted by Citigroup,  whether any potential  alternative merger partners expressed  interest in Computer  Horizons or requested  information  on Computer
Horizons, whether or not Citigroup believed any alternative merger partners were more favorable than Analysts and the reasons Computer Horizons believed Analysts was the most favorable candidate compared to the others. Based on the disclosure in the Form S-4, we question  whether  Computer  Horizons or Citigroup  actively solicited potential alternative merger partners.

                                      -8-

            For the reasons discussed above, we believe the solicitation process was flawed and the  proposed  Merger does not  represent  the best means for the shareholders  to maximize  the value of their  Shares.  We believe the  Computer
Horizons Board should retain an investment  banking firm to assist in the review of all available strategic alternatives to maximize shareholder value including, but not limited  to,  selling  the entire  company by means of a merger,  tender offer or otherwise to the highest  bidder,  divesting  or  spinning-off  all the assets of the  Company on a tax  efficient  basis or  continuing  to operate the
Company and  divesting  or  spinning-off  its  non-core  assets.  If this is not successful,  we believe the Company should seek to maximize its profitability by cutting  costs,  pursuing  internal  growth  and/or  using  its  excess  cash to repurchase its undervalued Shares.  There can be no assurance that our suggested alternatives  to the  proposed  Merger as  described  above  would  improve  the
Company's business or otherwise enhance  shareholder value. We have not obtained reports from  consultants  or other outside  parties as to whether our suggested alternatives to the Merger proposal would have an effect on shareholder value.

            The  Committee  is  made up of  shareholders  like  you.  We have no interest in this proposal other than seeking the highest value for our Shares.

THE COMMITTEE IS DETERMINED TO STOP THE PROPOSED MERGER. OUR OPPOSITION IS BASED
ON OUR  FIRM  COMMITMENT  TO  SHAREHOLDER  VALUE  AND OUR FIRM  BELIEF  THAT THE
PROPOSED MERGER IS NOT IN THE BEST INTEREST OF COMPUTER  HORIZONS  SHAREHOLDERS.
WE THEREFORE URGE YOU TO VOTE YOUR GREEN PROXY AGAINST THE ISSUANCE OF SHARES IN
CONNECTION WITH THE PROPOSED MERGER.

                                      -9-

                                 PROPOSAL NO. 2

                PROPOSAL TO APPROVE MOTION TO ADJOURN OR POSTPONE
                               THE SPECIAL MEETING

            You are being  asked by  Computer  Horizons to approve a proposal to approve any motion to adjourn or postpone  the Special  Meeting to another  time and place,  if  necessary,  to permit  the  further  solicitation  of proxies to establish  a quorum  or to  obtain  additional  votes in  favor of  Proposal  1.
According to the Form S-4, the Computer Horizons Board believes approval of this proposal may be necessary due to the difficulty of obtaining the necessary votes during the summer months when many  shareholders are unavailable due to vacation schedules.  For the reasons  discussed above, we oppose the proposed Merger.  To that end, we are soliciting your proxy to vote AGAINST Proposal No. 2.

            THE COMMITTEE URGES YOU TO VOTE AGAINST COMPUTER  HORIZONS' PROPOSAL
TO APPROVE ANY MOTION TO ADJOURN OR POSTPONE THE SPECIAL MEETING,  IF NECESSARY,
TO PERMIT THE FURTHER SOLICITATION OF PROXIES TO ESTABLISH A QUORUM OR TO OBTAIN
ADDITIONAL VOTES IN FAVOR OF PROPOSAL 1.

                                 PROPOSAL NO. 3

                         PROPOSAL TO APPROVE NAME CHANGE

            You are being  asked by  Computer  Horizons to approve a proposal to amend and  restate  the  certificate  of  incorporation  of  Computer  Horizons, effective  contemporaneously  with the consummation of the Merger, to change the name of the corporation from Computer Horizons Corp. to "International  Horizons
Group,  Inc." According to the Form S-4, Computer Horizons  management  believes that the current  name will no longer  accurately  reflect  the  business of the combined  company  and the mission of the  combined  company  subsequent  to the consummation  of the  Merger  and that the name  change  will  allow  for  brand recognition of Computer  Horizons' and Analysts'  products and services  through the creation of a single brand name. The full text of the proposed  amendment is set  forth in the Form S-4.  For the  reasons  discussed  above,  we oppose  the proposed  Merger.  To that end,  we are  soliciting  your proxy to vote  AGAINST
Proposal No. 3.

            THE COMMITTEE URGES YOU TO VOTE AGAINST COMPUTER  HORIZONS' PROPOSAL
TO AMEND AND RESTATE THE  CERTIFICATE  OF  INCORPORATION  OF COMPUTER  HORIZONS,
EFFECTIVE  CONTEMPORANEOUSLY  WITH THE CONSUMMATION OF THE MERGER, TO CHANGE THE
NAME OF THE CORPORATION FROM COMPUTER HORIZONS CORP. TO "INTERNATIONAL  HORIZONS
GROUP, INC."

                                      -10-

                CERTAIN INFORMATION REGARDING THE PROPOSED MERGER

            The respective boards of directors of Computer Horizons and Analysts have  unanimously  approved  the Merger and the  related  issuance  of Shares of
Computer Horizons to Analysts  shareholders pursuant to the terms and conditions of a merger agreement,  dated as of April 12, 2005,  between Computer  Horizons,
Analysts  and JV  Merger  Corp.,  a  Minnesota  corporation  and a  wholly-owned subsidiary of Computer Horizons (the "Merger Agreement"). In accordance with the
Merger  Agreement,  Analysts  will merge with JV Merger Corp.  and Analysts will thereby become a wholly-owned  subsidiary of Computer Horizons. If the Merger is completed,  shareholders  of  Analysts  will  receive  1.15  Shares of  Computer
Horizons for each share of Analysts  common stock that they own on the date that the Merger is completed.  Based on disclosure provided in the Form S-4, Analysts shareholders will hold approximately 49% and Computer Horizons shareholders will hold  approximately  51% of the outstanding  shares of Computer  Horizons common stock  immediately  after the Merger  assuming the  exercise of all  outstanding options and warrants to purchase shares of Analysts common stock.

            At the completion of the Merger,  Computer  Horizons will assume all outstanding options to purchase Analysts common stock. Each option to purchase a share of Analysts common stock outstanding  immediately prior to the Merger will become  an  option to  purchase,  on the same  terms,  1.15  shares of  Computer
Horizons  common  stock  with  the per  share  option  exercise  price  adjusted accordingly. In addition,  approximately 448,000 outstanding options to purchase
Analysts common stock will become fully vested and immediately exercisable.  All officers continuing their employment with the combined company and all directors being  appointed  to the  board of the  combined  company  have  agreed to waive acceleration of their options.

            Computer  Horizons  shareholders  are not  entitled  to  dissenters'
rights of appraisal for their Shares under the New York Business Corporation Law in connection with the Merger.

            The  foregoing  description  is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is attached to the Form S-4 as well as other information  concerning the Merger set forth in the Form S-4.

                                      -11-

                           VOTING AND PROXY PROCEDURES

            Only  shareholders  of record on the Record Date will be entitled to notice of and to vote at the  Special  Meeting.  Each Share is  entitled  to one vote.  Shareholders  who sell Shares  before the Record  Date (or  acquire  them without  voting  rights  after  the  Record  Date)  may not  vote  such  Shares.
Shareholders  of record on the Record Date will retain  their  voting  rights in connection  with the Special  Meeting  even if they sell such  Shares  after the
Record Date. Based on publicly  available  information,  the Committee  believes that the only outstanding  class of securities of Computer  Horizons entitled to vote at the Special Meeting is the Shares.

            Shares  represented  by properly  executed GREEN proxy cards will be voted  at the  Special  Meeting  as  marked  and,  in the  absence  of  specific instructions,  will be voted  AGAINST the  proposal to issue  Shares of Computer
Horizons  common stock in  connection  with the Merger,  AGAINST the proposal to approve  any motion to adjourn or  postpone  the  Special  Meeting to permit the further  solicitation  of proxies to establish a quorum or to obtain  additional votes in favor of Proposal 1 at the  Special  Meeting,  AGAINST the  proposal to amend and restate Computer Horizons'  certificate of incorporation to change its name and,  in the  discretion  of the  persons  named as  proxies,  on all other matters as may properly come before the Special Meeting.

QUORUM

            In order to conduct any  business at the Special  Meeting,  a quorum must be present in person or represented by valid proxies.  A quorum consists of a majority of the Shares issued and  outstanding  on the Record Date. All Shares that are voted  "FOR",  "AGAINST"  or  "ABSTAIN"  on any  matter  will count for purposes of establishing a quorum and will be treated as Shares entitled to vote at the Special Meeting (the "Votes Present").

VOTES REQUIRED FOR APPROVAL

            Approval of the proposal to issue Shares of Computer Horizons common stock in  connection  with the Merger and the  proposal to approve any motion to adjourn or postpone the Special  Meeting to permit the further  solicitation  of proxies to establish a quorum or to obtain additional votes in favor of Proposal
1 at the Special Meeting  requires the affirmative  vote of a majority of Shares represented and voting at the Special Meeting. Approval of the proposal to amend and restate the certificate of incorporation of Computer  Horizons  requires the affirmative  vote of a majority of the Shares  outstanding  on the Record  Date.
Shareholders  may cast their  votes by marking  the ballot at the  meeting or by specific voting instructions sent with a signed proxy to either the Committee in care of MacKenzie  Partners,  Inc. at the address set forth on the back cover of this Proxy  Statement  or to  Computer  Horizons  at 49 Old  Bloomfield  Avenue,
Mountain Lakes, New Jersey  07046-1495 or any other address provided by Computer
Horizons.

ABSTENTIONS

            Abstentions   will  count  as  Votes  Present  for  the  purpose  of
determining  whether a quorum is  present.  Abstentions  will not be  counted as
Votes Cast on any proposal set forth in this Proxy Statement.  Accordingly,  the

                                      -12-

Committee  believes that  abstentions will have the effect of a vote against the proposal to amend and  restate  the  certificate  of  incorporation  of Computer
Horizons  and no effect  upon the outcome of voting on the other  proposals  set forth in this Proxy Statement.

BROKER NON-VOTES

            Shares  held in  street  name  that are  present  by  proxy  will be considered  as Votes  Present for  purposes of  determining  whether a quorum is present.  With regard to certain proposals,  the holder of record of Shares held in street name is permitted to vote as it determines,  in its discretion, in the absence of direction from the beneficial holder of the Shares.

            The term "broker non-vote" refers to shares held in street name that are not voted  with  respect  to a  particular  matter,  generally  because  the beneficial  owner did not give any  instructions to the broker as to how to vote such  shares on that  matter and the broker is not  permitted  under  applicable rules to vote such shares in its discretion because of the subject matter of the proposal, but whose shares are present on at least one matter. Such shares shall be counted as Votes Present for the purpose of  determining  whether a quorum is present, if voting instructions are given by the beneficial owner as to at least one of the matters to be voted on. Broker non-votes will not be counted as Votes
Cast with  respect to matters as to which the record  holder has  expressly  not voted.  Accordingly,  the Committee believes that broker non-votes will have the effect of a vote  against the proposal to amend and restate the  certificate  of incorporation  of Computer  Horizons and no effect upon the outcome of voting on the other proposals set forth in this Proxy Statement.

                                      -13-

REVOCATION OF PROXIES

            Shareholders  of Computer  Horizons may revoke their  proxies at any time prior to exercise  by  attending  the Special  Meeting and voting in person
(although attendance at the Special Meeting will not in and of itself constitute revocation  of a proxy) or by  delivering a written  notice of  revocation.  The delivery  of a  subsequently  dated  proxy  which  is  properly  completed  will constitute a revocation of any earlier  proxy.  The  revocation may be delivered either to the Committee in care of MacKenzie  Partners,  Inc. at the address set forth on the back cover of this Proxy  Statement  or to Computer  Horizons at 49
Old  Bloomfield  Avenue,  Mountain  Lakes,  New Jersey  07046-1495  or any other address  provided by Computer  Horizons.  Although a revocation  is effective if delivered to Computer Horizons,  the Committee requests that either the original or photostatic  copies of all  revocations be mailed to the Committee in care of
MacKenzie  Partners,  Inc.  at the  address  set forth on the back cover of this
Proxy  Statement so that the Committee will be aware of all  revocations and can more  accurately  determine  if and when  proxies  have been  received  from the holders of record on the Record  Date of a majority of the  outstanding  Shares.
Additionally,  MacKenzie  Partners,  Inc.  may use this  information  to contact shareholders  who have  revoked  their  proxies in order to solicit  later dated proxies against the Company's proposals in connection with the Merger.

IF YOU WISH TO VOTE  AGAINST THE  COMPANY'S  PROPOSALS  IN  CONNECTION  WITH THE
MERGER,  PLEASE SIGN,  DATE AND RETURN PROMPTLY THE ENCLOSED GREEN PROXY CARD IN
THE POSTAGE-PAID ENVELOPE PROVIDED.

                                      -14-

                             SOLICITATION OF PROXIES

            The  solicitation  of proxies  pursuant to this Proxy  Statement  is being  made by the  Committee.  Proxies  may be  solicited  by mail,  facsimile, telephone,  telegraph,  in person and by advertisements.  The Committee will not solicit proxies via the Internet.

            The Committee has entered into an agreement with MacKenzie Partners,
Inc.  for   solicitation   and  advisory   services  in  connection   with  this
solicitation,  for which  MacKenzie  Partners,  Inc.  will  receive a fee not to exceed $___,000.00, together with reimbursement for its reasonable out-of-pocket expenses,  and will be indemnified  against  certain  liabilities  and expenses, including  certain  liabilities  under the federal  securities  laws.  MacKenzie
Partners,  Inc. will solicit  proxies from  individuals,  brokers,  banks,  bank nominees and other  institutional  holders.  The Committee has requested  banks, brokerage houses and other  custodians,  nominees and fiduciaries to forward all solicitation  materials  to the  beneficial  owners of the  Shares  they hold of record.  The Committee will reimburse these record holders for their  reasonable out-of-pocket  expenses in so doing. It is anticipated that MacKenzie  Partners,
Inc.  will  employ  approximately  ___  persons  to solicit  Computer  Horizons'
shareholders for the Special Meeting.

            The entire  expense  of  soliciting  proxies  is being  borne by the
Committee  pursuant to the terms of the Joint Filing and Solicitation  Agreement
(as  defined  below).  Costs  of this  solicitation  of  proxies  are  currently estimated to be approximately $___,000.00.  The Committee estimates that through the  date  hereof,  its  expenses  in  connection  with  this  solicitation  are approximately $___,000.00.

                          OTHER PARTICIPANT INFORMATION

            Each member of the Group is a participant in this solicitation. Eric
Rosenfeld is the Managing Member of Crescendo  Investments,  a Delaware  limited liability company, which in turn is the general partner of Crescendo Partners, a
Delaware  limited  partnership.  The principal  occupation  of Mr.  Rosenfeld is serving as the managing member of Crescendo  Investments and the managing member of the general partner of Crescendo Partners,  L.P., whose principal business is investing in  securities.  The principal  business of Crescendo  Investments  is acting as the general partner of Crescendo  Partners.  The principal business of
Crescendo Partners is investing in securities. The principal business address of
Mr.  Rosenfeld,  Crescendo  Partners and Crescendo  Investments  is 10 East 53rd
Street,  35th Floor, New York, New York 10022. As of the date hereof,  Crescendo
Partners  is the  beneficial  owner of  2,401,600  Shares.  Eric  Rosenfeld  and
Crescendo  Investments  may be deemed to  beneficially  own the  Shares  held by
Crescendo  Partners by virtue of their  affiliation with Crescendo  Partners and each disclaims beneficial ownership of such Shares except to the extent of their pecuniary  interest  therein.  Richard L. Scott is the trustee of FAS Trust. The principal  occupation of Mr. Scott is investing in securities.  Stephen T. Braun is the trustee of RLS Trust and Family Trust.  The  principal  occupation of Mr.
Braun is serving  as a member of the law firm of Boult  Cummings  Conners  &
Berry,  PLC. The principal  business  address of Mr. Scott, FAS Trust, RLS Trust and Family Trust is 700 11th Street S, Suite 101,  Naples,  Florida  34102.  The
principal  business  address of Mr. Braun is c/o Boult  Cummings  Conners  &
Berry, PLC, 1600 Division Street,  Suite 700, Nashville,  Tennessee 37203. As of
the date hereof,  FAS Trust is the beneficial owner of 333,996 Shares, RLS Trust

                                      -15-

is the beneficial  owner of 305,481  Shares,  and Family Trust is the beneficial owner of 185,523 Shares.  Mr. Scott may be deemed to beneficially own the Shares held by FAS Trust by virtue of his power to vote and dispose of such Shares. Mr.
Braun may be deemed to beneficially own the Shares held by each of RLS Trust and
Family  Trust by virtue of his power to vote and  dispose  of such  Shares.  Mr.
Braun disclaims  beneficial ownership of the Shares held by RLS Trust and Family
Trust.  Except as set forth in this  Proxy  Statement,  no  participant  in this solicitation  has a  substantial  interest,  direct  or  indirect,  by  security holdings or otherwise, in any matter to be acted on at the Special Meeting.

            On July 22,  2005,  each of the  participants  in this  solicitation entered into a Joint  Filing and  Solicitation  Agreement in which,  among other things,  (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the  securities of Computer  Horizons to the extent required under applicable  securities laws, (b) the parties agreed not to, directly or indirectly, offer, sell, dispose of, transfer or hypothecate any securities of the Company  without the prior written  consent of each of the parties,  (c) the  parties  agreed  to form the  Committee  for the  purpose  of soliciting proxies or written consents in opposition to the Company's  proposals in  connection  with  the  proposed  Merger  as well as in  connection  with the proposed calling of a special meeting of shareholders to remove up to all of the existing  directors  serving on the Computer  Horizons  Board and replacing them with new  directors,  and voting in favor of and  soliciting  proxies or written consents in favor of such  proposals  (the  "Solicitations"),  and (d) Crescendo
Partners,  FAS Trust,  RLS Trust and Family  Trust  agreed to pay  directly  all expenses incurred in connection with the Group's  activities on a pro rata basis based on the number of Shares  held by such  entities on the date  thereof.  The
Committee intends to seek  reimbursement  from Computer Horizons of all expenses it incurs in connection with the Solicitations. The Committee does not intend to submit the question of such  reimbursement  to a vote of security holders of the
Company.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

            The  Committee is unaware of any other  matters to be  considered at the Special Meeting.  However,  should other matters, which the Committee is not aware of a  reasonable  time before  this  solicitation,  be brought  before the
Special  Meeting,  the persons named as proxies on the enclosed GREEN proxy card will vote on such matters in their discretion.

            The  Committee  has  omitted  from  this  Proxy  Statement   certain
disclosure  required by applicable law that is already included in the Form S-4.
This disclosure includes,  among other things,  detailed information relating to the background,  reasons for, terms and  consequences  of the Merger,  including risk factors, financial and pro forma information, tax consequences,  accounting treatment,  description of business conducted by Computer Horizons and Analysts, description and share price information of the common stock of Computer Horizons and  Analysts,  comparison  of rights of  holders  of shares of common  stock of
Computer  Horizons  and  Analysts,  and  interest of officers  and  directors of
Computer  Horizons  and  Analysts  in the  Merger.  The Form  S-4 also  includes disclosure  on deadlines and  procedures  for  submitting  proposals at Computer
Horizons' next annual meeting of shareholders under Rule 14a-8 of the Securities
Exchange  Act of 1934,  as amended,  and outside  the  processes  of Rule 14a-8.
Shareholders  should  refer to the Form S-4 in order to review this  disclosure.
Although we do not have any knowledge  indicating that any statement made by the

                                      -16-

Committee herein is untrue, we do not take any  responsibility  for the accuracy or completeness of statements  taken from public documents and records that were not  prepared  by or on our behalf,  or for any failure by Computer  Horizons to
disclose   events  that  may  affect  the   significance  or  accuracy  of  such
information.  See Schedule I for information  regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of Computer Horizons.

            The information concerning Computer Horizons contained in this Proxy
Statement  and the  Schedules  attached  hereto has been taken from, or is based upon, publicly available information.

                                     THE COMPUTER HORIZONS FULL VALUE COMMITTEE

                                     _____, 2005

                                      -17-

                                   SCHEDULE I

 THE FOLLOWING TABLE IS REPRINTED FROM THE COMPANY'S PROXY STATEMENT FILED WITH
            THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2005.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

            The following table presents certain information with respect to the beneficial  ownership of shares of the Company's common stock (its only class of voting securities) on March 30, 2005 (except as noted otherwise), by (a) persons owning more than 5% of such shares,  (b) each director and person  nominated for election as a director (see "Election of  Directors"),  (c) the named  executive officers identified in the Summary Compensation Table, and (d) all directors and executive officers as a group. Unless otherwise indicated,  each person has sole voting  and  dispositive  power  over the  shares  shown as being  owned by such person.

                                                    Amount Beneficially
                                                         Owned(1)                   Percent of
Name and Address of Beneficial Owner               as of March 30, 2005                Class
------------------------------------               --------------------             ----------

William J. Murphy                                            241,476                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

Michael J. Shea                                              144,948                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

John E. Ferdinandi                                             5,000                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

William M. Duncan                                             75,000                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

Earl L. Mason                                                100,000                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

William J. Marino                                             47,200                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

Eric P. Edelstein                                             25,000                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

                                      -18-

L. White Matthews, III                                        23,000                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

Edward J. Obuchowski                                          25,000                   (2)
49 Old Bloomfield Avenue
Mountain Lakes, NJ 07046-1495

All directors and executive officers as a group              686,624 (3)             2.20%
(nine persons)

Tocqueville Asset Management LLP                           1,556,150 (4)             5.00%
40 West 57th Street, 19th Floor
New York, New York 10019

Dimensional Fund Advisors, Inc                             1,957,883 (5)             6.27%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Royce and Associates, LLC                                  2,606,600 (6)             8.35%
1414 Avenue of the Americas
New York, NY 10019

FMR Corp                                                   3,048,242 (7)`            9.76%
82 Devonshire Street
Boston, MA 02109

(1)         Includes  340,159 shares  issuable upon exercise of options  granted under the Company's  1994  Incentive  Stock Option and  Appreciation
            Plan, as follows:  Murphy,  203,867;  Shea, 131,292; and Ferdinandi,
            5,000.  Also  includes  230,000  shares  issuable  upon  exercise of options  granted under the Company's  1991  Directors'  Stock Option
            Plan (as  amended),  as  follows:  Duncan,  70,000;  Mason,  60,000;
            Marino, 40,000;  Edelstein,  20,000; Matthews,  20,000;  Obuchowski,
            20,000.

(2)         Less than 1%.

(3)         Includes all shares  issuable upon exercise of options granted under the Company's 1994 Incentive Stock Option and Appreciation  Plan and
            the  Company's  1991  Directors'  Stock  Option  Plan,  as  amended, included in Note 1.

(4)         Tocqueville Asset Management LLP filed a Schedule 13G Statement with the Securities and Exchange  Commission  stating that as of December
            31, 2004, it may be deemed to have sole voting power with respect to
            1,419,710 shares of the Company's common stock, and sole dispositive power  with  respect to  1,556,150  shares of the  Company's  common stock.

(5)         Dimensional Fund Advisors,  Inc. filed a Schedule 13G Statement with the Securities and Exchange  Commission  stating that as of December
            31,  2004,  it may be  deemed  to have  sole  voting  power and sole

                                      -19-

            dispositive  power with respect to 1,957,883 shares of the Company's common  stock  with no shared  voting  power or  shared  dispositive power.

(6)         Royce and  Associates,  LLC filed a Schedule 13G Statement  with the
            Securities and Exchange  Commission  stating that as of December 31,
            2004 it may be deemed to have sole voting power and sole dispositive power with respect to 2,606,600 shares of the Company's common stock with no shared voting power or shared dispositive power.

(7)         FMR Corp.  filed a Schedule 13G Statement  with the  Securities  and
            Exchange  Commission  stating that as of December 31, 2004 it may be deemed to have sole  dispositive  power with  respect  to  3,048,242 shares of the  Company's  common  stock  with no shared  dispositive power.

                                      -20-

                                    IMPORTANT

            Tell your Board what you think!  Your vote is  important.  No matter how many  Shares you own,  please  give the  Committee  your proxy  AGAINST  the
Company's Merger proposals by taking three steps:

            o      SIGNING the enclosed GREEN proxy card,

            o      DATING the enclosed GREEN proxy card, and

            o      MAILING the  enclosed  GREEN proxy card TODAY in the envelope provided  (no  postage  is  required  if mailed in the United
                   States).

            If any of your  Shares  are  held in the name of a  brokerage  firm, bank, bank nominee or other  institution,  only it can vote such Shares and only upon receipt of your  specific  instructions.  Accordingly,  please  contact the person  responsible  for your  account and  instruct  that person to execute the
GREEN proxy card representing your Shares. The Committee urges you to confirm in writing your instructions to the Committee in care of MacKenzie  Partners,  Inc.
at the  address  provided  below  so that  the  Committee  will be  aware of all instructions  given  and can  attempt  to  ensure  that  such  instructions  are followed.

            If you have any  questions  or require  any  additional  information concerning this Proxy Statement,  please contact MacKenzie Partners, Inc. at the address set forth below.

                            MACKENZIE PARTNERS, INC.

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                           proxy@mackenziepartners.com

                                       or
                          CALL TOLL FREE (800) 322-2885

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                               DATED JULY 22, 2005

                             COMPUTER HORIZONS CORP.

                         SPECIAL MEETING OF SHAREHOLDERS

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                     COMPUTER HORIZONS FULL VALUE COMMITTEE

                THE BOARD OF DIRECTORS OF COMPUTER HORIZONS CORP.
                          IS NOT SOLICITING THIS PROXY

                                    P R O X Y

The  undersigned  appoints Eric Rosenfeld and Arnaud  Ajdler,  and each of them, attorneys  and  agents  with full  power of  substitution  to vote all shares of common stock of Computer  Horizons Corp. (the  "Company")  which the undersigned would be  entitled  to vote if  personally  present  at the  Special  Meeting of
Shareholders of the Company,  and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Special Meeting").

The undersigned  hereby revokes any other proxy or proxies  heretofore  given to vote or act with  respect to the shares of common  stock of the Company  held by the  undersigned,  and hereby  ratifies and confirms all action the herein named attorneys and proxies,  their  substitutes,  or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse  and in their  discretion  with  respect  to any  other  matters  as may properly  come  before the  Special  Meeting  that are  unknown to The  Computer
Horizons Full Value Committee a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE,  THIS
PROXY WILL BE VOTED AGAINST PROPOSALS 1, 2 AND 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

         IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] PLEASE MARK VOTE AS IN THIS EXAMPLE

1.          The Company's proposal to approve the issuance of shares of Computer
            Horizons  Corp.  common  stock  in  connection  with the  merger  of
            Analysts International Corporation with JV Merger Corp., a Minnesota corporation  and a  wholly-owned  subsidiary  of  Computer  Horizons
            Corp.,  pursuant  to an  Agreement  and Plan of Merger,  dated as of
            April 12, 2005,  by and among  Computer  Horizons  Corp.,  JV Merger
            Corp. and Analysts International Corporation.

               FOR                 AGAINST             ABSTAIN
               [ ]                   [ ]                 [ ]

2.          The Company's  proposal to approve any motion to adjourn or postpone the Special  Meeting to another  time and place,  if  necessary,  to permit the further  solicitation of proxies to establish a quorum or to obtain additional votes in favor of Proposal 1.

               FOR                 AGAINST             ABSTAIN
               [ ]                   [ ]                 [ ]

3.          The Company's  proposal to approve the amendment and  restatement of
            the  certificate  of  incorporation  of  Computer   Horizons  Corp.,
            effective  contemporaneously with the consummation of the merger, to change the name of the corporation  from Computer  Horizons Corp. to
            "International Horizons Group, Inc."

               FOR                 AGAINST             ABSTAIN
               [ ]                   [ ]                 [ ]

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN  SHARES  ARE HELD  JOINTLY,  JOINT  OWNERS  SHOULD  EACH  SIGN.  EXECUTORS,
ADMINISTRATORS,  TRUSTEES,  ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.
PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.